UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 7, 2004

Fog Cutter Capital Group Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	0-23911	52-2081138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1410 SW Jefferson Street, Portland, OR 97201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (503) 721-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountants

On September 7, 2004, the Audit Committee of the Board of Directors of Fog Cutter Capital Group Inc. appointed the accounting firm of UHY LLP to serve as the Company’s certifying accountants.

As previously reported on July 23, 2004 on Form 8-K filed with the Securities and Exchange Commission, Ernst & Young LLP advised the Company on July 16, 2004 that the firm would resign as the Company’s auditors upon completion of its review of the interim financial information for the second quarter of 2004 and filing of the Company’s quarterly report on Form 10-Q for the quarter ending June 30, 2004.  The Form 10-Q was filed on August 16, 2004.

A copy of the Form 8-K as filed on July 23, 2004 announcing the resignation of Ernst & Young LLP is attached as Exhibit 99.2.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit 99.1 - Press release dated September 7, 2004.

Exhibit 99.2 - Form 8-K dated July 23, 2004 as filed with the Securities and Exchange Commission announcing the resignation of Ernst & Young LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Fog Cutter Capital Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 8, 2004

FOG CUTTER CAPITAL GROUP INC.

By:	/s/ R. Scott Stevenson
R. Scott Stevenson
Senior Vice President and
Chief Financial Officer